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                 FIRST AMENDMENT TO PLACEMENT AGENT AGREEMENT


    This First Amendment to that certain Placement Agent Agreement (the "Placement Agent Agreement") is dated December 30, 1998 by and among Mannatech, Incorporated (the "Company"), certain selling shareholders of the Company (the "Selling Shareholders") and J. J. B. Hilliard, W. L. Lyons, Inc. (the "Placement Agent"), and amends the Placement Agent Agreement dated as of November 18, 1998 by and among the Company, the Selling Shareholders and the Placement Agent.

                            STATEMENT OF AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The Placement Agent agrees that (i) the $50,000.00 retention fee (the "Fee") advanced to the Placement Agent will be applied solely against the Placement Agent's accountable out-of-pocket expenses related to the initial public offering (the "Offering") and (ii) if the Offering is terminated, to reimburse the Company for any portion of the Fee not actually expended by the Placement Agent for its accountable out-of-pocket expenses related to the Offering.

2. The Placement Agent agrees to deposit all funds received from subscribers after the commencement of the initial public offering in a segregated account entitled, "Hilliard Lyons Mannatech Subscription Account", which funds shall, until the termination of the escrow period provided for in the Escrow Agreement executed by the parties hereto and Bank One, Kentucky, NA ("Bank One"), be transferred, via the deposit of Placement Agent's check, to the escrow account established with Bank One no later than 12:00 p.m. on the business day following the receipt of such funds.

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    This First Amendment to Placement Agent Agreement has been executed by the undersigned as of the date set forth above.

                                       MANNATECH, INCORPORATED


                                       By:
                                       Name: Charles E. Fioretti
                                       Title: Chief Executive Officer


                                       SELLING SHAREHOLDERS:


                                       By:
                                       Name: Charles E. Fioretti
                                       Title: Attorney-in-Fact

                                       By:
                                       Name: Samuel L. Caster
                                       Title: Attorney-in-Fact


                                       PLACEMENT AGENT:
                                       J. J. B. Hilliard, W. L. Lyons, Inc.


                                       By:
                                       Name:
                                       Title: